UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut 06702

(Address of Principal Executive Offices) (Zip Code)

203-578-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-F	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2020, the Board of Directors (the “Board”) of Webster Financial Corporation (the “Company”) appointed James P. Bush as a member of the Board, effective immediately. Mr. Bush’s initial term will expire at the Company’s 2021 annual meeting of shareholders. The Board determined that Mr. Bush is independent under applicable rules and the Board’s criteria for determining director independence. Mr. Bush was appointed as a member of the Board’s Risk Committee. Mr. Bush was also appointed to the Board of Directors of Webster Bank.

For his service as a non-employee director on the Board, Mr. Bush will receive a pro rata portion of the annual cash retainer payable to the Company’s non-employee directors and will receive an initial equity award of restricted stock equal to a pro-rated amount of the annual equity award granted to non-employee, non-chair directors for 2020. There are no arrangements or understandings pursuant to which Mr. Bush was appointed and there are no related party transactions between the Company and Mr. Bush.

A copy of the press release relating to the appointment of Mr. Bush is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Number	Description

99.1	Press Release dated June 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

By:	/s/ Harriet Munrett Wolfe
Name:	Harriet Munrett Wolfe
Title:	Executive Vice President, General Counsel and Secretary

Dated: June 17, 2020